FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                  May 22, 1995


           AMERICA FIRST PARTICIPATING/PREFERRED EQUITY MORTGAGE FUND
             (Exact name of registrant as specified in its charter)


       Nebraska      	                     					            0-15665
(State of Formation)				                          		(Commission File Number)

                                  47-0700551
                     (IRS Employer Identification Number)


	                AMERICA FIRST PARTICIPATING/PREFERRED EQUITY
	                     MORTGAGE FUND LIMITED PARTNERSHIP
	           (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-15854
(State of Formation)						                          (Commission File Number)

                                  47-0700550
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
	            (Registrants' telephone number, including area code)
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	    Item 5.  Other Events.  On May 22, 1995, the America First
Participating/Preferred Equity Mortgage Fund (the "Fund") entered into a Second Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") for Harmony Bay Associates ("Harmony Bay"), a Georgia limited partnership which owns Harmony Bay Apartments in Roswell, Georgia. Pursuant to the amendment to the Partnership Agreement Holcomb 400, Ltd, the former general partner of Harmony Bay, has withdrawn as general partner and become a limited partner and GP Successor Corporation, a Nebraska corporation, has been admitted as the sole general partner of Harmony Bay. As a result of the amendments made to the Partnership Agreement, the Fund will be entitled to all distributions of Net Cash Flow (as defined in the Partnership Agreement) after the payment of certain fees and the repayment of certain borrowings until the Fund has received distributions of Net Cash Flow and/or Net Sale or Refinancing Proceeds from the date of the Partnership Agreement equal to $1,000,000. Distributions of Net Cash Flow thereafter will be made 50% to Fund and 50% to Holcomb 400, Ltd. In addition, the Fund will be entitled to all distributions of Net Sale or Refinancing Proceeds (as defined in the Partnership Agreement) until it has received total distributions of Net Cash Flow and Net Sale or Refinancing Proceeds from the date of the Partnership Agreement equal to $1,000,000. Thereafter, distributions of Net Sale or Refinancing Proceeds, after the payment of certain fees and the repayment of certain borrowings, will be made 50% to the Fund and 50% to Holcomb 400, Ltd.

	    In addition, as of May 22, 1995, the Fund withdrew as a limited partner of Moonraker Associates, Ltd. ("Moonraker"), a Georgia limited partnership which owns Moonraker Apartments in Marietta, Georgia and assigned its entire interest in Moonraker to BMV Partners, Ltd., a Georgia limited partnership which serves as general partner of Moonraker.  Accordingly, the Fund no longer has an equity interest in Moonraker.  The Fund had previously written off its entire equity interest in Moonraker and, accordingly, the Fund will not realize a loss from its withdrawal of Moonraker.

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	                             SIGNATURES

	     Pursuant to the requirements of the Securities Act of 1934, the registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					                             AMERICA FIRST PARTICIPATING/
					                             PREFERRED EQUITY MORTGAGE FUND

					                        By	  America First Participating/
						                            Preferred Equity Mortgage
						                            Fund Limited Partnership,
						                            managing general partner

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Three, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By
						                            Michael Thesing, Vice President

						                            AMERICA FIRST PARTICIPATING/
						                            PREFERRED EQUITY MORTGAGE
						                            FUND LIMITED PARTNERSHIP

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Three, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By
						                            Michael Thesing, Vice President

June 1, 1995

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                              SIGNATURES

	    Pursuant to the requirements of the Securities Act of 1934, the registrants have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					                             AMERICA FIRST PARTICIPATING/
					                             PREFERRED EQUITY MORTGAGE FUND

					                        By	  America First Participating/
						                            Preferred Equity Mortgage
						                            Fund Limited Partnership,
						                            managing general partner

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Three, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By	  /s/ Michael Thesing
						                            Michael Thesing, Vice President

						                            AMERICA FIRST PARTICIPATING/
						                            PREFERRED EQUITY MORTGAGE
						                            FUND LIMITED PARTNERSHIP

					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Three, general partner

					                        By	  America First Companies L.L.C, general
						                            partner



					                        By	  /s/ Michael Thesing
						                            Michael Thesing, Vice President

June 1, 1995